UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report   November 23, 2010

(Date of earliest event reported)

First Ottawa Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30495	36-4331185
(Commission File Number)	(I.R.S. Employer Identification Number)

701 LaSalle Street, Ottawa, Illinois	61350
(Address of principal executive offices)	(Zip Code)

(815) 434-0044

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On November 23, 2010, the Company issued a letter to shareholders regarding the Company’s anticipated dividend payment on its common stock.  A copy of the shareholder letter is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

99.1  Shareholder letter dated November 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OTTAWA BANCSHARES, INC.

Dated: November 23, 2010	By:	/s/ Joachim J. Brown
Joachim J. Brown
President and Chief Executive Officer